Exhibit 99.3

Denmark Bancshares, Inc. and Subsidiaries

June 30, 2022 Financial Statements

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

	June 30, 2022	December 31, 2021
	(Unaudited)	(Audited)
Assets
Cash and due from banks	$33,830,206	$38,490,134
Federal funds sold	132,280,086	112,665,088
Investment securities available for sale, at fair value	29,530,957	36,462,450
Loans	465,575,725	479,056,630
Allowance for loan losses	(7,722,879)	(7,741,069)
Net loans	$457,852,846	$471,315,561
Loans held for sale	65,496	82,401
Premises and equipment, net	5,303,636	5,578,294
Other investments	3,079,177	3,724,977
Accrued interest receivable	1,176,719	1,304,890
Bank-owned life insurance	13,195,877	13,018,897
Other assets	5,183,153	5,000,879
TOTAL ASSETS	$681,498,153	$687,643,571

Liabilities
Deposits
Noninterest-bearing	$161,368,453	$155,292,023
Interest-bearing	448,047,943	459,205,230
Total Deposits	$609,416,396	$614,497,253

Accrued interest payable	165,641	166,199
Other liabilities	3,262,455	4,020,829
Borrowings	864,874	932,844
Total Liabilities	$613,709,366	$619,617,125
Stockholders' Equity
Common stock, no par value, authorized 10,000,000 Class A shares; outstanding 3,012,964 at 6/30/2022 and 3,003,883 at 12/31/2021	$18,183,326	$18,009,891
Common stock, no par value, authorized 1,000,000 Class B non-voting shares; outstanding 89,285 at 6/30/2022 and 89,285 at 12/31/2021	614,035	614,035
Treasury stock shares, at cost (588,392 Class A and 30,895 Class B shares at 6/30/2022 and 588,392 Class A and 30,895 Class B shares at 12/31/2021)	(13,249,219)	(12,980,652)
Paid in capital	1,767,018	1,562,939
Retained earnings	62,197,086	60,828,648
Accumulated other comprehensive income (loss)	(1,390,990)	222,341
Deferred stock-based compensation	(332,469)	(230,756)
Total Stockholders' Equity	$67,788,787	$68,026,446
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$681,498,153	$687,643,571

The accompanying notes are an integral part of these financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Income

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Interest Income
Loans including fees	$5,070,819	$5,092,932	$10,063,428	$10,877,982
Investment securities:
Taxable	100,928	101,913	203,787	208,541
Tax-exempt	35,620	48,673	83,938	98,434
Federal funds sold	233,021	16,905	271,024	30,958
Other interest income	11,023	14,641	33,630	33,215
	$5,451,411	$5,275,064	$10,655,807	$11,249,130

Interest Expense
Deposits	$408,513	$518,644	$835,781	$1,103,548
Borrowings	3,921	19,092	7,994	560,001
	$412,434	$537,736	$843,775	$1,663,549
Net interest income	$5,038,977	$4,737,328	$9,812,032	$9,585,581
Provision for Credit Losses	0	(75,000)	0	0
Net interest income after
provision for credit losses	$5,038,977	$4,812,328	$9,812,032	$9,585,581
Other Income
Service fees and commissions	$313,377	$440,967	$577,363	$617,989
Other investment gains	0	0	0	9,018
Loan sale gains	98,107	528,344	292,174	1,479,030
Bank owned life insurance	90,328	87,205	176,980	172,156
Other	222,317	234,000	459,074	570,425
	$724,129	$1,290,516	$1,505,591	$2,848,618
Other Expense
Salaries and employee benefits	$2,409,184	$2,713,370	$5,301,046	$5,556,610
Data processing expenses	429,682	454,537	890,621	886,112
Occupancy expenses	326,718	353,188	696,863	723,441
Professional fees	180,671	113,810	619,308	283,318
Marketing expenses	82,658	92,258	127,347	147,950
Printing and supplies	8,033	14,611	28,131	36,453
Directors' fees	47,423	51,977	99,899	105,650
FDIC insurance premiums	50,000	62,400	100,000	125,200
Other operating expenses	176,851	210,946	379,784	390,903
	$3,711,220	$4,067,094	$8,242,999	$8,255,637
Income before income taxes	$2,051,886	$2,035,747	$3,074,624	$4,178,562
Income tax expense	496,999	524,252	775,511	1,069,431
NET INCOME	$1,554,887	$1,511,495	$2,299,113	$3,109,131
EARNINGS PER COMMON SHARE	$0.50	$0.48	$0.74	$0.99

The accompanying notes are an integral part of these financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

(Unaudited)

,

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income	$1,554,887	$1,511,495	$2,299,113	$3,109,131
Other comprehensive (loss) income, net of tax
Unrealized holding (losses) gains arising during period	(765,193)	38,152	(2,210,042)	(357,796)
Income tax benefit (expense) related to items of other comprehensive income	206,602	(10,301)	596,711	96,606
Other comprehensive (loss) income, net of tax	$(558,591)	$27,851	$(1,613,331)	$(261,190)
Comprehensive income	$996,296	$1,539,346	$685,782	$2,847,941

The accompanying notes are an integral part of these financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

(Unaudited)

						Accumulated
	Common Stock		Treasury			Other	Deferred
	Class A	Class B	Shares	Paid in	Retained	Comprehensive	Stock-Based
	Amount	Amount	Amount	Capital	Earnings	Income (loss)	Compensation	Total
BALANCE, JANUARY 1, 2021	$17,836,258	$614,035	$(11,528,855)	$1,309,054	$56,203,275	$786,074	$(190,715)	$65,029,126
Net income					$1,597,636			1,597,636
Other comprehensive income, net of tax						$(289,041)		(289,041)
Issuance of Class A restricted common stock				234,581			(234,581)	0
Issuance of Class A common stock	173,634							173,634
Stock-based compensation expense							45,075	45,075
Treasury stock acquisitions			(52,410)					(52,410)
BALANCE, MARCH 31, 2021	$18,009,892	$614,035	$(11,581,265)	$1,543,635	$57,800,911	$497,033	$(380,221)	$66,504,020
Net income					1,511,495			1,511,495
Other comprehensive income, net of tax						27,851		27,851
Stock-based compensation expense							49,636	49,636
Cash dividend declared, $0.30 per share					(944,780)			(944,780)
BALANCE, JUNE 30, 2021	$18,009,892	$614,035	$(11,581,265)	$1,543,635	$58,367,626	$524,884	$(330,585)	$67,148,222

BALANCE, JANUARY 1, 2022	$18,009,891	$614,035	$(12,980,652)	$1,562,939	$60,828,648	$222,341	$(230,756)	$68,026,446
Net income					$744,226			744,226
Other comprehensive income, net of tax						$(1,054,740)		(1,054,740)
Issuance of Class A restricted common stock				204,079			(204,079)	0
Issuance of Class A common stock	173,435							173,435
Stock-based compensation expense							50,548	50,548
Treasury stock acquisitions			(268,567)					(268,567)
BALANCE, MARCH 31, 2022	$18,183,326	$614,035	$(13,249,219)	$1,767,018	$61,572,874	$(832,399)	$(384,287)	$67,671,348
Net income					1,554,887			1,554,887
Other comprehensive income, net of tax						(558,591)		(558,591)
Stock-based compensation expense							51,818	51,818
Cash dividend declared, $0.30 per share					(930,675)			(930,675)
BALANCE, JUNE 30, 2022	$18,183,326	$614,035	$(13,249,219)	$1,767,018	$62,197,086	$(1,390,990)	$(332,469)	$67,788,787

The accompanying notes are an integral part of these financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
	2022	2021
Cash Flows from Operating Activities:
Net income	$2,299,113	$3,109,131
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	318,638	339,314
Gains on sales of loans	(292,174)	(1,479,030)
Gain on sale of other investments	0	(9,018)
Amortization of bond premium	65,805	94,919
Accretion of bond discount	(17,078)	(18,106)
Increase in fair value of equity securities	(29,200)	(137,200)
Mortgage loans originated for sale	(9,958,075)	(38,292,970)
Proceeds from sale of mortgage loans	10,437,790	40,256,200
Stock-based compensation	102,366	94,711
Income from BOLI	(176,980)	(172,156)
Decrease in interest receivable	128,171	309,792
Decrease in interest payable	(558)	(74,451)
Other, net	(346,661)	(600,679)
Net Cash Provided by Operating Activities	$2,531,157	$3,420,457
Cash Flows from Investing Activities:
Maturities, pay-downs, calls and sales of AFS securities	4,672,724	5,248,894
Purchases of AFS securities	0	(11,152,330)
Proceeds from redemption or sale of other investments	675,000	66,618
Federal funds sold, net	(19,614,998)	11,115,366
Net increase in loans made to customers	13,292,079	(9,457,988)
Purchases of premises and equipment	(43,980)	(27,002)
Net Cash Used in Investing Activities	$(1,019,175)	$(4,206,442)
Cash Flows from Financing Activities:
Net increase in deposits	$(5,080,857)	$19,377,826
Purchase of treasury stock	(268,567)	(52,410)
Issuance of common stock	173,435	173,634
Dividends paid	(927,951)	(924,565)
Debt repayments	(67,970)	(13,066,765)
Net Cash (Used in) Provided by Financing Activities	$(6,171,910)	$5,507,720
Net (decrease) increase in cash and due from banks	$(4,659,928)	$4,721,735
Cash and due from banks, beginning of period	38,490,134	24,100,714
CASH AND DUE FROM BANKS, END OF PERIOD	$33,830,206	$28,822,449

5

NOTE 1 – BASIS OF PRESENTATION

Denmark Bancshares, Inc. (“DBI” or the “Company”) is a bank holding company as defined in the Bank Holding Company Act of 1956, as amended. As such, it exercises control over Denmark State Bank (“DSB”), Denmark Agricultural Credit Corporation (“DACC”) and DBI Properties, Inc. The majority of DBI’s assets are held by DSB. DSB, a wholly owned subsidiary of DBI, operates under a state bank charter, and provides a variety of banking services to its customers. DBI Properties, Inc. was formed in February 2009 for the purpose of holding certain foreclosed properties. All activities of the wholly owned subsidiaries are reflected in the consolidated financial statements for Denmark Bancshares, Inc. and Subsidiaries (collectively referred to as “DBI”).

These interim unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information. Accordingly, certain information and footnote disclosures required by GAAP have been omitted or abbreviated. These unaudited consolidated financial statements should be read in conjunction with the Company’s audited financial statements and footnotes as of and for the year ended December 31, 2021 (“Annual Report”).

The unaudited consolidated financial statements include all adjustments, consisting of normal recurring adjustment necessary for a fair presentation of the results for the interim periods. The results for interim periods are not necessarily indicative of results for a full year.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in the financial statements include fair values of securities, fair values of financial instruments, valuation of deferred tax assets and the determination of the allowance for loan losses, which are discussed specifically in the following sections of this footnote.

Critical Accounting Policies

There have been no material changes or developments with respect to the assumptions or methodologies that the Company uses when applying what management believes are critical accounting policies and developing critical accounting estimates as previously disclosed in the Company’s Annual Report.

Upcoming Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-13, Financial Instruments - Credit Losses; Measurement of Credit Losses on Financial Instruments. The ASU includes increased disclosures and various changes to the accounting and measurement of financial assets including DBI’s loans and available-for-sale investment securities. Each financial asset presented on the statement of condition would have a unique allowance for credit losses that is deducted from the amortized cost basis to present the net carrying value. The amendments in this ASU also eliminate the probable initial recognition threshold in current U.S. GAAP and, instead, reflect an entity's current estimate of all expected credit losses using reasonable and supportable forecasts. The new credit loss guidance will be effective for DBI's year ending December 31, 2023. Upon adoption, the ASU will be applied using a modified retrospective transition method to the beginning of the first reporting period in which the guidance is effective. Early adoption for all institutions is permitted for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. DBI believes this standard will have an impact on the consolidated financial statements and is assessing the significance.

6

NOTE 2 – INVESTMENT SECURITIES

The amortized cost and estimated fair market value of debt securities available for sale were as follows:

	June 30, 2022
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Government Treasuries	$7,424,960	$0	$(675,761)	$6,749,199
U.S. Government-sponsored agency MBS	11,224,981	2,611	(635,094)	10,592,498
State and local governments	12,053,471	22,353	(614,569)	11,461,255
Asset-backed securities	733,011	0	(5,006)	728,005
	$31,436,423	$24,964	$(1,930,430)	$29,530,957

	December 31, 2021
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Government Treasuries	$7,416,322	$0	$(83,100)	$7,333,222
U.S. Government-sponsored agency MBS	12,803,479	191,591	(75,015)	12,920,055
State and local governments	15,124,564	323,345	(48,894)	15,399,015
Asset-backed securities	813,508	615	(3,965)	810,158
	$36,157,873	$515,551	$(210,974)	$36,462,450

There were no available-for-sale securities sold during the first six months of 2022 or 2021.

The amortized cost and estimated fair values of debt securities at June 30, 2022, by maturity were as follows:

	Debt Securities Available-for-Sale
		Estimated
	Amortized	Fair
Amounts Maturing	Cost	Value
Within one year	$2,978,657	$2,976,827
From one through five years	7,938,078	7,309,422
From five through ten years	8,561,696	7,924,205
After ten years	0	0
Subtotal	$19,478,431	$18,210,454
Mortgage and asset-backed securities	$11,957,992	$11,320,503
Total	$31,436,423	$29,530,957

Information pertaining to securities with gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous loss position follows:

June 30, 2022

	Less Than Twelve Months		Over Twelve Months
	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair
Debt Securities Available for Sale	Losses	Value	Losses	Value
U.S. Government Treasuries	$675,761	$6,749,199	$0	$0
U.S. Government-sponsored agency MBS	409,605	7,651,002	225,489	2,622,945
State and local governments	431,086	6,737,866	183,483	1,091,517
Asset-backed securities	2,312	202,603	2,694	525,401
Total securities available for sale	$1,518,764	$21,340,670	$411,666	$4,239,863

7

December 31, 2021

	Less Than Twelve Months		Over Twelve Months
	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair
Debt Securities Available for Sale	Losses	Value	Losses	Value
U.S. Government Treasuries	$83,100	$7,333,222	$0	$0
U.S. Government-sponsored agency MBS	74,426	5,845,638	589	114,604
State and local governments	48,894	1,726,107	0	0
Asset-backed securities	3,965	584,417	0	0
Total securities available for sale	$210,385	$15,489,384	$589	$114,604

All debt securities with unrealized losses are assessed to determine if the impairment is other-than-temporary. Factors that are evaluated include the loan types supporting the securities, delinquency and foreclosure rates, credit support, weighted average loan-to-value, year of origination, borrower profile, existing and projected debt burden, underlying cash flow of the borrower and exposure to risks, among others.

There were no issuers of debt securities for which a significant concentration of investments (greater than 10 percent of stockholders’ equity) was held as of June 30, 2022.

Debt securities with an estimated fair value of $7.7 million and $11.5 million at June 30, 2022 and December 31, 2021, respectively were pledged to secure public deposits and for other purposes required or permitted by law.

NOTE 3 – LOANS

Major categories of loans included in the loan portfolio as of June 30, 2022 and December 31, 2021 are as follows:

	June 30,	December 31,
	2022	2021
Real Estate:
Residential	$104,594,669	$88,372,489
Commercial	165,129,393	163,456,468
Construction	14,990,563	26,678,745
Agricultural	73,440,463	77,848,753
	358,155,088	356,356,455

Commercial	72,070,537	80,678,804
Agricultural	27,487,325	33,447,807
Consumer and other	7,758,893	8,612,216
Unsecured	132,772	251,115
Total Loans Receivable	$465,604,615	$479,346,397
Allowance for loan losses	(7,722,879)	(7,741,069)
Deferred loan fees	(28,890)	(289,767)
Total Loans, Net	$457,852,846	$471,315,561

During 2020, the SBA introduced the Paycheck Protection Program (“PPP”) designed to provide liquidity to small businesses during the COVID-19 pandemic. The loans are guaranteed by the SBA and loan proceeds to borrowers are forgivable by the SBA if certain criteria are met. On January 15, 2021, the SBA re-opened the loan portal for a second round of the PPP loan program with a May 31, 2021 deadline for applications. DSB originated loans totaling $68.2 million under PPP. As of June 30, 2022, all first round PPP loans have been forgiven and there were approximately $0.4 million of second round PPP loans included on the balance sheet. PPP processing fees received from SBA totaling $3.4 million were deferred and recognized as interest income using the effective yield method. Upon forgiveness of a loan and resulting repayment by the SBA, any unrecognized net fee for a given loan is recognized as interest income. DSB recognized $0.3 million and $1.1 million of the fees in the first six months of 2022 and 2021, respectively.

8

The following is a summary of total loans and those individually evaluated for impairment as of June 30, 2022 and December 31, 2021:

	June 30, 2022		December 31, 2021
		Ending Balance		Ending Balance
		Individually		Individually
	Ending	Evaluated	Ending	Evaluated
	Balance	for Impairment	Balance	for Impairment
Residential Real Estate	$104,594,669	$111,600	$88,372,489	$288,881
Commercial Real Estate	165,129,393	0	163,456,468	0
Construction & Land Dev	14,990,563	0	26,678,745	0
Agricultural Real Estate	73,440,463	1,442,947	77,848,753	2,214,013
Commercial	72,070,537	50,690	80,678,804	0
Agricultural	27,487,325	32,134	33,447,807	44,085
Consumer and other	7,891,665	0	8,863,331	200
Total	$465,604,615	$1,637,371	$479,346,397	$2,547,179

The following tables show the investment in impaired loans and the corresponding allowance for those loans along with the recognized interest income associated with impaired loans as of June 30, 2022 and December 31, 2021:

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
June 30, 2022	Investment	Balance	Allowance	Investment	Recognized
With no related allowance:
Residential Real Estate	$111,600	$150,823	$0	$153,249	$0
Commercial Real Estate	0	0	0	0	0
Construction & Land Dev	0	0	0	0	0
Agricultural Real Estate	1,442,947	1,484,250	0	1,742,272	44,360
Commercial	50,690	67,586	0	67,586	0
Agricultural	32,134	32,134	0	38,274	1,130
Consumer and other	0	0	0	0	0

With a related allowance:
Residential Real Estate	$0	$0	$0	$0	$0
Commercial Real Estate	0	0	0	0	0
Construction & Land Dev	0	0	0	0	0
Agricultural Real Estate	0	0	0	0	0
Commercial	0	0	0	0	0
Agricultural	0	0	0	0	0
Consumer and other	0	0	0	0	0

Total:
Residential Real Estate	$111,600	$150,823	$0	$153,249	$0
Commercial Real Estate	0	0	0	0	0
Construction & Land Dev	0	0	0	0	0
Agricultural Real Estate	1,442,947	1,484,250	0	1,742,272	44,360
Commercial	50,690	67,586	0	67,586	0
Agricultural	32,134	32,134	0	38,274	1,130
Consumer and other	0	0	0	0	0
Total	$1,637,371	$1,734,793	$0	$2,001,381	$45,490

9

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
December 31, 2021	Investment	Balance	Allowance	Investment	Recognized
With no related allowance:
Residential Real Estate	$288,881	$352,567	$0	$380,540	$0
Commercial Real Estate	0	0	0	0	0
Construction & Land Dev	0	0	0	0	0
Agricultural Real Estate	2,214,013	2,262,632	0	2,475,384	70,395
Commercial	0	0	0	0	0
Agricultural	44,085	44,085	0	56,187	3,371
Consumer and other	0	0	0	0	0

With a related allowance:
Residential Real Estate	$0	$0	$0	$0	$0
Commercial Real Estate	0	0	0	0	0
Construction & Land Dev	0	0	0	0	0
Agricultural Real Estate	0	0	0	0	0
Commercial	0	0	0	0	0
Agricultural	0	0	0	0	0
Consumer and other	200	243	200	1,049	0

Total:
Residential Real Estate	$288,881	$352,567	$0	$380,540	$0
Commercial Real Estate	0	0	0	0	0
Construction & Land Dev	0	0	0	0	0
Agricultural Real Estate	2,214,013	2,262,632	0	2,475,384	70,395
Commercial	0	0	0	0	0
Agricultural	44,085	44,085	0	56,187	3,371
Consumer and other	200	243	200	1,049	0
Total	$2,547,179	$2,659,527	$200	$2,913,160	$73,766

No additional funds are committed to be advanced in connection with impaired loans.

A summary of activity in the ALLL by loan type as of June 30, 2022 and 2021 is summarized as follows:

						Ending Balance
	Beginning				Ending	Individually
	Balance				Balance	Evaluated
2022	1/1/2022	Charge-offs	Recoveries	Provision	6/30/2022	for Impairment
Residential Real Estate	$627,577	$(3,542)	$0	$117,154	$741,189	$0
Commercial Real Estate	3,235,974	0	0	74,648	3,310,622	0
Construction & Land Dev	252,967	0	0	(110,557)	142,410	0
Agricultural Real Estate	1,397,634	0	0	(104,646)	1,292,988	0
Commercial	1,062,100	(16,897)	0	(56,040)	989,163	0
Agricultural	717,818	0	0	(158,398)	559,420	0
Consumer and other	15,036	(504)	2,753	(4,362)	12,923	0
Unallocated	431,963	0	0	242,201	674,164	0
Total	$7,741,069	$(20,943)	$2,753	$0	$7,722,879	$0

10

						Ending Balance
	Beginning				Ending	Individually
	Balance				Balance	Evaluated
2021	1/1/2021	Charge-offs	Recoveries	Provision	6/30/2021	for Impairment
Residential Real Estate	$494,346	$0	$12,885	$105,765	$612,996	$0
Commercial Real Estate	2,764,964	0	0	209,848	2,974,812	0
Construction & Land Dev	228,880	0	0	(81,133)	147,747	0
Agricultural Real Estate	1,432,239	0	0	(11,552)	1,420,687	0
Commercial	1,169,473	0	4,039	(67,523)	1,105,989	0
Agricultural	756,559	0	0	(18,292)	738,267	18,200
Consumer and other	18,826	(19)	1,603	(3,383)	17,027	1,015
Unallocated	803,148	0	0	(133,730)	669,418	0
Total	$7,668,435	$(19)	$18,527	$0	$7,686,943	$19,215

Nonaccrual loans totaled $0.2 million and $0.5 million at June 30, 2022 and December 31, 2021, respectively. They were comprised of 1-4 family residential real estate loans totaling $112,000, an agricultural real estate loan totaling $65,000 and a commercial loan totaling $51,000 as of June 30, 2022 and 1-4 family residential real estate loans totaling $289,000 and agricultural real estate loans totaling $161,000 as of December 31, 2021. There were no loans past due ninety days or more and still accruing at June 30, 2022 or December 31, 2021. A schedule of loans by the number of days past due (including nonaccrual loans) along with a schedule of credit quality indicators for loans as of June 30, 2022 and December 31, 2021is summarized as follows:

Age Analysis of Past Due Financing Receivables

	30-89 Days	90 Days	Total		Total
June 30, 2022	Past Due	& Over	Past Due	Current	Loans
Residential Real Estate	$0	$78,509	$78,509	$104,516,160	$104,594,669
Commercial Real Estate	2,561,265	0	2,561,265	162,568,128	165,129,393
Construction & Land Dev	0	0	0	14,990,563	14,990,563
Agricultural Real Estate	0	0	0	73,440,463	73,440,463
Commercial	0	50,690	50,690	72,019,847	72,070,537
Agricultural	0	0	0	27,487,325	27,487,325
Consumer and other	0	0	0	7,891,665	7,891,665
Total	$2,561,265	$129,199	$2,690,464	$462,914,151	$465,604,615

	30-89 Days	90 Days	Total		Total
December 31, 2021	Past Due	& Over	Past Due	Current	Loans
Residential Real Estate	$0	$66,599	$66,599	$88,305,890	$88,372,489
Commercial Real Estate	0	0	0	163,456,468	163,456,468
Construction & Land Dev	0	0	0	26,678,745	26,678,745
Agricultural Real Estate	0	0	0	77,848,753	77,848,753
Commercial	0	0	0	80,678,804	80,678,804
Agricultural	0	0	0	33,447,807	33,447,807
Consumer and other	0	200	200	8,863,131	8,863,331
Total	$0	$66,799	$66,799	$479,279,598	$479,346,397

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Credit Quality Indicators

		Special
June 30, 2022	Non-Classified	Mention	Substandard	Doubtful	Total
Residential Real Estate	$102,993,931	$1,164,430	$403,217	$33,091	$104,594,669
Commercial Real Estate	152,685,004	5,921,399	6,522,990	0	165,129,393
Construction & Land Dev	14,990,563	0	0	0	14,990,563
Agricultural Real Estate	58,547,581	11,737,068	3,090,363	65,451	73,440,463
Commercial	61,555,515	6,660,412	3,803,920	50,690	72,070,537
Agricultural	25,395,833	2,059,358	32,134	0	27,487,325
Consumer and other	7,868,960	22,705	0	0	7,891,665
Total	$424,037,387	$27,565,372	$13,852,624	$149,232	$465,604,615

		Special
December 31, 2021	Non-Classified	Mention	Substandard	Doubtful	Total
Residential Real Estate	$86,449,154	$1,294,062	$606,214	$23,059	$88,372,489
Commercial Real Estate	151,181,246	6,688,763	5,586,459	0	163,456,468
Construction & Land Dev	26,678,745	0	0	0	26,678,745
Agricultural Real Estate	57,594,628	14,791,550	5,389,329	73,246	77,848,753
Commercial	68,883,170	7,212,506	4,583,128	0	80,678,804
Agricultural	28,514,669	3,789,582	1,143,556	0	33,447,807
Consumer and other	8,825,929	37,202	0	200	8,863,331
Total	$428,127,541	$33,813,665	$17,308,686	$96,505	$479,346,397

During the period ended June 30, 2022, there was one commercial loan modified as a troubled debt restructuring (“TDR”) to a borrower with a recorded investment of $68,000 prior to modification and $51,000 after modification. During the year ended December 31, 2021, there were three agricultural real estate loans to one borrower with a recorded investment of $2.1 million both prior to and following the modification modified as TDRs. During the periods ended June 30, 2022 and December 31, 2021, there were no loans that were previously modified as a TDR that subsequently defaulted.

NOTE 4 – MORTGAGE SERVICING RIGHTS

Mortgage servicing rights (“MSRs”) are recognized based on the fair value of the servicing right on the date the corresponding mortgage loan is sold. An estimate of DBI’s MSRs is determined using assumptions that market participants would use in estimating future net servicing income, including estimates of prepayment speeds, discount rate, default rates, cost to service, escrow account earnings, contractual servicing fee income, ancillary income and late fees. Subsequent to the date of transfer, DBI has elected to measure its MSRs under the amortization method. Under this method, MSRs are amortized in proportion to, and over the period of, estimated net servicing income.

DBI has recorded MSRs related to loans sold without recourse to FNMA. DBI sells conforming, fixed-rate, closed-end, residential real estate mortgages to FNMA. The unpaid principal balances of residential mortgage loans serviced for FNMA were $162.1 million and $163.0 million at June 30, 2022 and December 31, 2021, respectively.

The change in amortized MSRs and the related valuation allowance is presented below:

	June 30,	December 31,
	2022	2021
Mortgage servicing rights, beginning of period	$1,083,140	$828,720
Additions from originated servicing	116,817	506,086
Amortization expense	(174,591)	(461,247)
Change in valuation allowance	33,904	209,581
Mortgage servicing rights, end of period	$1,059,270	$1,083,140

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DBI evaluates mortgage servicing rights for impairment on a quarterly basis. There was a valuation allowance for amortized MSRs of $1,415 and $35,319 as of June 30, 2022 and December 31, 2021, respectively. Impairment is determined by stratifying MSRs into groupings based on predominant risk characteristics, such as interest rate and loan type. If, by individual stratum, the carrying amount of the MSRs exceeds fair value, a valuation reserve is established. The valuation reserve is adjusted as the fair value changes. At both June 30, 2022 and December 31, 2021, fair value was determined using a discount rate of 9.0%. At June 30, 2022 and December 31, 2021, estimates of prepayment speeds ranged from 4.61% to 15.25% and 7.75% to 29.64%, respectively.

NOTE 5 – BORROWINGS

As of June 30, 2022, DSB had available and unused federal funds lines of credit with one correspondent institution of $18.0 million, as well as an unused $20.0 million line at the Federal Reserve Bank’s discount window. Federal funds purchased generally mature within one day from the transaction date. There were no federal funds purchased outstanding as of June 30, 2022 or December 31, 2021.

Long-term debt consisted of the following:

	June 30, 2022		December 31, 2021
	Rate	Amount	Rate	Amount
Federal Home Loan Bank:
Fixed rate advance	1.79%	$864,874	1.79%	$932,844

The outstanding Federal Home Loan Bank advance matures in 2023.

The notes payable to the FHLB are secured by residential mortgages with a carrying amount of $95.0 million and $83.7 million, as of June 30, 2022 and December 31, 2021, respectively along with $ $0.7 million of FHLB stock for both periods.

DBI has a revolving line of credit of $20 million with a correspondent bank that had no balance drawn as of June 30, 2022 or December 31, 2021. This line has an interest rate tied to the Wall Street Journal Prime Rate less 100 basis points and matures in October 2023. The interest rate on the line of credit would have been 3.75 percent at June 30, 2022 if DBI had any outstanding borrowings. DBI is subject to a maximum non-performing loan covenant for this borrowing as well as a maximum limitation as a percentage of capital on the outstanding balance of the line.

As of June 30, 2022 DBI had a total of $88.0 million of unused lines of credit with banks to be drawn upon as needed for long-term debt subject to borrowing guidelines.

NOTE 6 – STOCK BASED COMPENSATION

In 2016, the Board approved the Long-Term Incentive Plan (the “Plan”) for executive officers. In 2019, the Plan was amended to include awards for the directors, as well. The Plan allows for the issuance of restricted stock to executive officers and directors that are subject to a service period restriction. The Plan initially allowed for the issuance of up to 36,000 shares of restricted stock. An additional 36,000 shares were authorized in 2020.

Nonvested Shares	Shares	Weighted- Average Grant- Date Fair Value
Nonvested at January 1, 2022	23,388	$24.07
Granted	8,454	24.14
Vested	(8,084)	24.02
Nonvested at June 30, 2022	23,758	$24.41

The fair value as of the date of the grant was $204,080, or $24.14 per share, and $234,581, or $24.75 per share, for awards granted in 2022 and 2021, respectively. At June 30, 2022 there was unrecognized compensation expense of $332,469 which will be fully recognized in 2022.

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NOTE 7 – COMMITMENTS AND CREDIT RISK

DBI and its subsidiaries are parties to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial position. The contract or notional amounts of those instruments reflect the extent of involvement DBI and its subsidiaries have in particular classes of financial instruments.

	Contract or
	Notional Amount	Secured
	June 30, 2022	Portion
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit	$119,787,693	$118,921,585
Standby letters of credit and financial guarantees written	1,124,370	1,124,370

	Contract or
	Notional Amount	Secured
	December 31, 2021	Portion
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit	$121,732,704	$120,836,384
Standby letters of credit and financial guarantees written	890,670	890,670

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. DBI and its subsidiaries evaluate each customer’s creditworthiness on a case-by-case basis. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial properties. As of June 30, 2022, variable rate commitments totaled $76.6 million.

Standby letters of credit are conditional commitments issued by DSB to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support commercial business transactions. When a customer fails to perform according to the terms of the agreement, DSB honors drafts drawn by the third party in amounts up to the contract amount. A majority of the letters of credit expire within one year. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial and residential properties. All letters of credit are secured.

NOTE 8 – RELATED PARTY TRANSACTIONS

At June 30, 2022 and December 31, 2021, certain DBI subsidiary executive officers, directors and companies in which they have a ten percent or more beneficial interest were indebted to DBI and its subsidiaries. Total indebtedness outstanding was $2.1 million and $2.4 million as of June 30, 2022 and December 31, 2021, respectively. All such loans were made in the ordinary course of business and at rates and terms similar to those granted to other borrowers.

	12/31/2021			6/30/2022
	Beginning	New		Ending
$(000)s	Balance	Loans	Payments	Balance
Aggregate related party loans	$2,444	$4,375	$4,743	$2,076

	12/31/2020			12/31/2021
	Beginning	New		Ending
$(000)s	Balance	Loans	Payments	Balance
Aggregate related party loans	$2,797	$2,635	$2,988	$2,444

Deposit balances with DBI’s executive officers, directors and affiliated companies in which they are principal owners were $13.9 million and $12.5 million at June 30, 2022 and December 31, 2021, respectively.

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NOTE 9 – FAIR VALUE MEASUREMENT

Fair value is the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in a transaction between market participants on the measurement date. Some assets and liabilities are measured on a recurring basis while others are measured on a non-recurring basis, as required by U.S. GAAP, which also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Fair value estimates are made at a specific point in time based on relevant market information and information about the financial instrument. The three levels of inputs defined in the standard that may be used to measure fair value are as follows:

•                Level 1: Quoted prices for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

•               Level 2: Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

•                Level 3: Significant unobservable inputs that are supported by little, if any, market activity. These unobservable inputs reflect estimates that market participants would use in pricing the assets or liability.

In instances whereby inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. DBI’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset and liability.

It is DBI’s policy to recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers during the first six months of 2022 or the year ended December 31, 2021.

Assets Recorded at Fair Value on a Recurring Basis

Investment securities available for sale are recorded at fair value on a recurring basis. The fair value measurement of most of DBI’s AFS securities is currently determined by an independent provider using Level 2 inputs. The measurement is based upon quoted prices for similar assets, if available. If quoted prices are not available, fair values are measured using matrix pricing models, or other model-based valuation techniques requiring observable inputs other than quoted prices such as yield curves, prepayment speed and default rates.

Assets measured at fair value on a recurring basis, are summarized in the table below:

	June 30, 2022
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
U.S. Government Treasuries	$0	$6,749,199	$0	$6,749,199
U.S. Government-sponsored agency MBS	0	10,592,498	0	10,592,498
State and local governments	0	11,461,255	0	11,461,255
Asset-backed securities	0	728,005	0	728,005
Total securities available for sale	$0	$29,530,957	$0	$29,530,957

	December 31, 2021
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
U.S. Government Treasuries	$0	$7,333,222	$0	$7,333,222
U.S. Government-sponsored agency MBS	0	12,920,055	0	12,920,055
State and local governments	0	15,399,015	0	15,399,015
Asset-backed securities	0	810,158	0	810,158
Total securities available for sale	$0	$36,462,450	$0	$36,462,450

Assets Recorded at Fair Value on a Nonrecurring Basis

Other investments do not have readily determinable fair values. DBI carries the securities at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the security by the same investee. When an observable price change in an orderly transaction occurs during the year, the investment is classified as nonrecurring Level 1 within the valuation hierarchy.

A loan is considered impaired when, based on current information or events, it is probable that not all amounts due will be collected according to the contractual terms of the loan agreement. Impairment is measured based on the fair value of the underlying collateral. The collateral value is determined based on appraisals and other market valuations for similar assets. The value of impaired loans is typically 65% - 80% of appraised value. Under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” the fair value of impaired loans is reported before selling costs of the related collateral, while FASB ASC Topic 310, “Receivables,” requires that impaired loans be reported on the balance sheet net of estimated selling costs. Therefore, significant estimated selling costs would result in the reported fair value of impaired loans being greater than the measurement value of impaired loans as maintained on the balance sheet. In most instances, selling costs were estimated for real estate-secured collateral and included broker commissions, legal and title transfer fees and closing costs. Given the valuation technique and significant unobservable inputs utilized to determine the fair value, impaired loans are classified as nonrecurring Level 3 assets.

There were no assets measured at fair value on a nonrecurring basis as of June 30, 2022. Assets measured at fair value on a nonrecurring basis as of December 31, 2021, are summarized in the following table:

	December 31, 2021
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
Other investments	$416,249	$0	$0	$416,249
Impaired loans	0	0	200	200
Total Assets	$416,249	$0	$200	$416,449

The tables below summarize fair value of financial assets and liabilities at June 30, 2022 and December 31, 2021.

	June 30, 2022
	Carrying	Fair	Fair Value Hierarchy Level
(In thousands)	Amount	Value	Level 1	Level 2	Level 3
Financial Assets
Cash and federal funds sold	$166,110,292	$166,110,292	$166,110,292	$0	$0
Investment securities	29,530,957	29,530,957	0	29,530,957	0
Loans, net of ALLL	457,852,846	455,524,854	0	0	455,524,854
Loans held for sale	65,496	65,496	0	65,496	0
Mortgage servicing rights	1,059,270	1,059,270	0	0	1,059,270
Other investments	3,079,177	3,079,177	0	0	3,079,177
Accrued interest receivable	1,176,719	1,176,719	0	1,176,719	0
TOTAL	$658,874,757	$656,546,765	$166,110,292	$30,773,172	$459,663,301
Financial Liabilities
Deposits	$609,416,396	$607,347,906	$514,204,033	$93,143,873	$0
Borrowings	864,874	856,658	0	856,658	0
Accrued interest payable	165,641	165,641	0	165,641	0
TOTAL	$610,446,911	$608,370,205	$514,204,033	$94,166,172	$0

	December 31, 2021
	Carrying	Fair	Fair Value Hierarchy Level
(In thousands)	Amount	Value	Level 1	Level 2	Level 3
Financial Assets
Cash and federal funds sold	$151,155,222	$151,155,222	$151,155,222	$0	$0
Investment securities	36,462,450	36,462,450	0	36,462,450	0
Loans, net of ALLL	471,315,561	471,310,578	0	0	471,310,578
Loans held for sale	82,401	84,960	0	84,960	0
Mortgage servicing rights	1,083,140	1,083,140	0	0	1,083,140
Other investments	3,724,977	3,724,977	416,249	0	3,308,728
Accrued interest receivable	1,304,890	1,304,890	0	1,304,890	0
TOTAL	$665,128,641	$665,126,217	$151,571,471	$37,852,300	$475,702,446
Financial Liabilities
Deposits	$614,497,253	$615,925,949	$507,346,558	$108,579,391	$0
Borrowings	932,844	963,151	0	963,151	0
Accrued interest payable	166,199	166,199	0	166,199	0
TOTAL	$615,596,296	$617,055,299	$507,346,558	$109,708,741	$0

NOTE 10 – REGULATORY MATTERS

DSB is subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possible additional discretionary actions by regulators that, if undertaken, could have a direct material effect on DSB’s financial statements. Under capital adequacy guidelines and regulatory framework for prompt corrective action, DSB must meet specific capital guidelines that involve quantitative measures of DSB’s assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. DSB’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require DSB to maintain minimum amounts and ratios (set forth in the table below) of Tier 1 and Total capital to risk-weighted assets and of Tier 1 capital to average assets. In addition, DSB is also required to maintain minimum amounts and ratios of Common Equity Tier 1 capital to risk-weighted assets. It is management’s opinion, as of December 31, 2020, that DSB meets all applicable capital adequacy requirements. DBI will be subject to the same minimum amounts and ratios as DSB once total assets exceed $3 billion.

As of December 31, 2020, the most recent notification from the Federal Deposit Insurance Corporation categorized DSB as well-capitalized under the regulatory framework for prompt corrective action. To be categorized well-capitalized DSB must maintain minimum total risk-based, tier 1 risk-based and tier 1 leverage ratios as set forth in the table below. These tables do not include the 2.5 percent capital conservation buffer requirement. A Bank with a capital conservation buffer greater than 2.5 percent of risk-weighted assets would not be restricted by payout limitations. However, if the 2.5 percent threshold is not met, the Bank would be subject to increased limitations on capital distributions and discretionary bonus payments to executive officers as the capital conservation buffer approaches zero. Capital ratios for DBI are provided for information purposes only as there are no regulatory capital requirements for the holding company.

					To Be Well Capitalized
					Under Prompt
			Minimum For Capital		Corrective
	Amount		Adequacy Purposes:		Action Provision:
As of June 30, 2022	Amount	Ratio	Amount	Ratio	Amount	Ratio
Denmark Bancshares, Inc.
Total Capital (to Risk-Weighted Assets)	$75,473,463	15.0%	N/A	N/A	N/A	N/A
Tier 1 Capital (to Risk-Weighted Assets)	$69,179,777	13.8%	N/A	N/A	N/A	N/A
Tier 1 Capital (to Average Assets)*	$69,179,777	10.2%	N/A	N/A	N/A	N/A
Denmark State Bank
Common Equity Tier 1 Capital (to Risk-Weighted Assets)	$63,150,751	13.2%	$21,608,053	>4.5%	$31,211,632	>6.5%
Total Capital (to Risk-Weighted Assets)	$69,174,230	14.4%	$38,414,316	>8.0%	$48,017,896	>10.0%
Tier 1 Capital (to Risk-Weighted Assets)	$63,150,751	13.2%	$28,810,737	>6.0%	$38,414,316	>8.0%
Tier 1 Capital (to Average Assets)*	$63,150,751	9.3%	$27,057,905	>4.0%	$33,822,381	>5.0%

As of December 31, 2021
Denmark Bancshares, Inc.
Total Capital (to Risk-Weighted Assets)	$74,162,766	14.6%	N/A	N/A	N/A	N/A
Tier 1 Capital (to Risk-Weighted Assets)	$67,804,105	13.4%	N/A	N/A	N/A	N/A
Tier 1 Capital (to Average Assets)*	$67,804,105	10.2%	N/A	N/A	N/A	N/A
Denmark State Bank
Common Equity Tier 1 Capital (to Risk-Weighted Assets)	$60,433,556	12.4%	$21,951,716	>4.5%	$31,708,035	>6.5%
Total Capital (to Risk-Weighted Assets)	$66,551,543	13.6%	$39,025,273	>8.0%	$48,781,592	>10.0%
Tier 1 Capital (to Risk-Weighted Assets)	$60,433,556	12.4%	$29,268,955	>6.0%	$39,025,273	>8.0%
Tier 1 Capital (to Average Assets)*	$60,433,556	9.1%	$26,659,975	>4.0%	$33,324,969	>5.0%

*Average assets are based on the most recent quarter’s adjusted average total assets.

Wisconsin law provides that state chartered banks may declare and pay dividends out of undivided profits but only after provision has been made for all expenses, losses, required reserves, taxes and interest accrued or due from the bank. Payment of dividends in some circumstances may require the written consent of the Wisconsin Department of Financial Institutions –Division of Banking (“WDFI”).